ACUITAS INTERNATIONAL SMALL CAP FUND (the “Fund”)

Supplement dated August 5, 2015 to the Prospectus dated July 1, 2014 as
Supplemented January 15, 2015

1.	The sub-section entitled “Portfolio Managers” in the section entitled “Management” on page 4 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers. The following are the portfolio managers of the Adviser and each Subadviser to the Fund.

Adviser/Subadviser Portfolio Managers	Title	Service Date (with the Fund)
Acuitas Investments, LLC
Dennis W. Jensen, CFA	Partner, Director of Research	2014
Christopher D. Tessin	Partner, Chief Investment Officer	2014
Advisory Research, Inc.
Jonathan P. Brodsky	Managing Director	2014
Drew Edwards	Managing Director	2014
Marco P. Priani, CFA, CPA, FRM	Managing Director	2014
Algert Coldiron Investors, LLC
Bram Zeigler	Portfolio Manager	2014
DePrince, Race & Zollo, Inc.
Regina Chi	Partner and Co-Portfolio Manager	2014
Preston Brown, CFA	Co-Portfolio Manager	2015

2.	The first and second paragraphs under the section entitled “Portfolio Managers” on page 19 of the Prospectus is hereby amended as follows:

Portfolio Manager Responsibilities. The following is information about how the Funds allocate responsibilities for day-to-day management:

Acuitas International Small Cap Fund - Dennis W. Jensen, CFA and Christopher D. Tessin allocate the assets of the Fund among the Subadvisers. Jonathan P. Brodsky, Drew Edwards and Marco P. Priani are responsible for the day-to-day management of any portion of the Fund allocated to Advisory Research, Inc. Bram Zeigler is responsible for the day-to-day management of the portion of the Fund allocated to Algert Coldiron Investors, LLC. Regina Chi and Preston Brown, CFA are responsible for the day-to-day management of the portion of the Fund allocated to DePrince, Race & Zollo, Inc. The portfolio managers of the Subadvisers decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the Fund that they manage. Each Subadviser is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.

220-PSA-0815

3.
The eighth bullet point under the sub-section entitled “Portfolio Manager Biographies” in the section entitled “Portfolio Managers” on page 21 of the Prospectus is hereby deleted in its entirety and replaced with the following:

        · Preston Brown, CFA is a Co-Portfolio Manager of DePrince, Race & Zollo, Inc. (DRZ) who joined DePrince, Race & Zollo, Inc. in 2008. Mr. Brown is the Co-Portfolio Manager for the firm’s International Small-Cap Value discipline and a Senior Research Analyst for the International Value discipline. He contributes to the portfolio management, research, and trading functions as they relate to the firm’s International Investments. He holds the Chartered Financial Analyst designation and received his Bachelor of Science in Finance from the University of Central Florida.

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For more information, please contact a Fund customer service representative toll free at 844- 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.

ACUITAS INTERNATIONAL SMALL CAP FUND (the “Fund”)

Supplement dated August 5, 2015 to the Statement of Additional Information (“SAI”)
dated July 1, 2014 as Supplemented August 1, 2014 and April 15, 2015

1.
All references to Mike Jolin are herby deleted. The table in the sub-section entitled “Information Concerning Accounts Managed by Portfolio Managers” in the section entitled “F. Investment Adviser” beginning on page 20 of the SAI is amended as follows as of June 30, 2015:

DePrince, Race & Zollo, Inc.
Preston Brown, CFA
Registered Investment Companies	1	$16.5 million	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	1	$15.2 million	None	None

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For more information, please contact a Fund customer service representative toll free at 844- 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.